BRANDES VALUE NEXTSHARES
(The NASDAQ Stock Market LLC - BVNSC)

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Supplement dated June 3, 2019 to
Summary Prospectus dated January 31, 2019
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On May 29, 2019, Brandes Investment Trust announced that Brandes Investment Partners, L.P., the Advisor to the Brandes Value NextShares (the “NextShares Fund”), has recommended, and the Board of Trustees of Brandes Investment Trust has approved, the liquidation and termination of the NextShares Fund (the “Liquidation”). The Advisor’s recommendation was primarily based on the fact that the Advisor does not anticipate that the NextShares Fund will experience meaningful growth in the foreseeable future. The Liquidation is expected to occur on June 28, 2019. As a result, the Advisor and the Board believe that the Liquidation of the Fund is in the best interests of shareholders.

Shares of the NextShares Fund are listed on The Nasdaq Stock Market LLC (“Nasdaq”). At the request of Nasdaq, the NextShares Fund has agreed to modify the timing of events related to the Liquidation. Accordingly, as of the close of business on June 27, 2019, the following will occur: (1) the NextShares Fund will no longer accept orders for new creation units; and (2) trading in shares of the NextShares Fund will be halted. In addition, effective immediately, the Advisor will begin an orderly transition of the NextShares Fund’s portfolio securities to cash and cash equivalents and the NextShares Fund will cease investing in assets in accordance with its stated investment objective and policies.

Prior to the close of business on June 27, 2019, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the NextShares Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

On or about June 28, 2019, the NextShares Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax adviser to discuss the income tax consequences of the Liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on June 28, 2019, the NextShares Fund’s net asset value will reflect the costs of closing the NextShares Fund. Once the distributions are complete, the NextShares Fund will terminate.

Please contact the NextShares Fund at (800) 395-3807 if you have questions.

Please retain this Supplement with the Summary Prospectus.